Exhibit 10.1

SALES & PURCHASE CONTRACT FOR GOLD CONCENTRATES

Contract No.        : MXY20150107E-USA
Date                      : 2015-01-07

The SELLER'S Full Corporate Details:-

The Seller                                :  Oro East Mining, Inc.
Address                                  : 7817 Oakport  Street, Oakland, CA 94621, USA
Tel                                            : 1-510-638-5000
Contact                                    : Tim Chen

Seller Banking Information:
Bank Name                              : *******************
Address                                   : *******************
Account name                        : *******************
Bank Account No                  : *******************
SWIFT CODE                         : *******************

The BUYER'S Full Corporate Details:

Company Name    : FUJIAN PROVINCE MEIXINYAO MINING DEVELOPMENT CO. LTD
ADDRESS                               : Pengxiang Development Zone,Longxun Town,
                                                    Dehua, Fujian, China
Tel                                            : 86-595-23595668
Fax                                            : 86-595-23591168

Buyer’s Bank Details
Banker’s Name                       : *******************
                                                 *******************
Swift Code                              : *******************
Account                                  : *******************
Address                                  :  *******************

It is the agreement between the Seller and the Buyer, both parties mutually agree that the seller commits to sell and the buyer commits to buy the following described goods upon the terms and conditions hereinafter set forth:
这是卖方和买方之间的合作协议，双方同意的，卖方承诺销售，而买方承诺收买以下所载之条款及条件，采取以下描述的商品：

CLAUSE 1: DEFINITION
In this contract, the following terms shall, unless otherwise specifically defined, have the following meanings:
在本合同中，下列词汇除非另有特别规定，具有以下涵义：
(A)	"Gold Ore" means Gold Ore of USA Origin.
“金矿石”美国产地。
(B)	"U.S. Currency" means the currency of the United States of America freely Transferable from and payable to an external account.
“美国货币”意味着货币美利坚合众国，可自由转让和外部账户支付。
(C)	"Metric Ton" means a tone equivalent to 1000 Kilogram.
“吨”是指相当于1000千克。
(D) "Wet basis" means concentrates fines in its natural wet state
“湿度”是指集中在其自然湿状态

CLAUSE 2: COMMODITY         商品
Name of Commodity    商品                                 Gold Oro金矿石
Country of Origin               原产地                      USA           美國
Port of Loading                            港口                 Oakland, California奥克兰, 加洲
Port of Discharge 卸货港	MAIN PORT OF CHINA 中國主要碼頭
Quantity                               数量                          15000 WMT, valid for 3 years  15000頓， 有效期為三年
Partial Shipment                     分批装运               allowed可分批發貨
Transshipment                        转运                       allowed  可转运

CLAUSE 3: GUARANTEED SPECIFICATIONS AT LOADING PORT         保证规格
Gold                      金            :           4 gram per DMT as basis   每DMT为4克
Moisture湿度                      :      < 10%                                      <10%
Size                    尺寸           :      any size                                   任何尺寸

The material shall be free from deleterious component to the smelting and refining process and free from radioactivity, otherwise Buyer has the right to reject the material.
材料应无有害成分，冶炼及精炼过程，无放射性，否则买方有权拒收材料。

CLAUSE 4: PRICE  价格
THE PRICE IS ON FOB MAIN PORT OF USA
FOB 美國主港价格
Basis PRICE (per dry ton) = USD 100/ MT content by 4 gram per dry mt
基准价（每干吨）= USD100 /MT*每干吨金含量4克
If the Gold content is less then 4 gram per DMT, 50% Comex
如果金含量少于4克每干吨，50％计算

If the gold content is 4 – 4.99 gram per DMT, 52% Comex
如果黄金含量为4-4.99克每干吨，52％计算
If the gold content is 5-5.99 gram per DMT, 55% Comex
如果黄金含量为5-5.99克每干吨，55％计算
If the gold content is 6 gram or above per DMT, 60% Comex
如果黄金含量为6克或以上每干吨，60％计算

The COMEX value will be issued from the COMEX website:
http://www.cmegroup.com/trading/metals/precious/gold_quotes_settlements_futures.html

For 30% of the contract amount (USD450,000) down payment need to wire to seller’s bank account within 10 days when contract signed.
首付30%合同金额（ USD450,000 ）需要在合同簽字日10天之内轉到卖方的银行账户

For 70% final payment, buyer T/T to seller’s bank account when B/L issued. (The calculation of the settlement is 70% final payment base on USD 100/MT)
至于70％的尾款，當 B / L签发後,买方需T / T到卖家的银行账户。（结算的计算是以最终缴费的70 ％依據USD100/ MT）

The undersigned Buyer is an authorized board member, director, or officer and hereby affirms with full responsibility that Buyer currently has and will have at all times of this Agreement the funds available for this irrevocable purchase order for the above-referenced Gold Ore at the terms as set forth herein.

CLAUSE 5: DELIVERY QUANTITY AND DELIVERY PERIOD 交货数量和交付期限
Quantity: 75MT (+/-10% on seller’s option) AS TRIAL SHIPMENT, if the loading report shows
The Au content complies with contract, 1000MT-15000MT per month after it
Continuously for 3 years and on roll and extension basis.
数量： 75吨（+ / -10％卖家决定）作为第一批试运，如果出货报告显示，金含
量符合合同要求,后续每月1000吨-15000吨，连续3年每周连续出货。

Delivery Schedule: Maximum 45 days after receipt of each 30% of seller’s cash payment.
出货日期: 卖方收款45日内。

CLAUSE 6: PAYMENT 付款
The Buyer or buyer’s authorized import agent should T/T USD$450,000 to seller’s bank account within 10 working days when contract signed.
买方或买方授权的进口代理公司向卖方T/T USD$450,000.00, 於合同簽字10天內

The contract amount will be calculated according to Au content 4 gram per DMT based on USD$100/MT
买家的金额将按照USD 100/MT最少4克为基准。

The amount of 70% invoice ($70/MT) to be paid will be T/T to seller bank account within 3 working days after the date of the Bill of Lading (not including the B/L issue date)
货款发票总金额的70%(USD70/MT)按装船提单后3个工作日内T/T支付，（不包括B/ L签发日期）。

70% of invoice value shall be based on Quality of Weight issued at loading port by USA.
The final adjustment payment will be upon SGS inspection certificate at discharging port which shall be final and binding on both parties.
70%装船港发票是根据美国在装货港签发重量证书支付，双方同意卸货港SGS为最终结算依据。

The fee of weight certificates at loading port charged by is borne by the seller. While, the fee of weight and quality certificates at unloading port charged by the testing organization in China is borne by the buyer.

装货港重量证书的费用由卖家承担。在中国的SGS检测机构收取的卸货港的重量/质量证书，费用由买方承担。

Buyer's Failure to Perform.  In the event that Buyer fails to tender payment pursuant to the terms set forth herein, Seller shall be entitled to an additional 10% of the remaining balance due prorated per annum for the days that such a payment is late or in default. Thus, by way of example, if Buyer fails to tender the 70% balance payment on or before [date payment is due--insert here], then for each day thereafter, Seller shall be entitled to 10% of that 70% balance per annum, prorated.

Seller's Failure to Perform. In the event that Seller fails to deliver a mutually agreed upon and invoiced shipment of goods, Buyer shall be entitled to collect from Seller as a penalty charge 10% of the down payment of the price paid on the invoice for that shipment in question that Buyer alleges was not delivered.

CLAUSE 7: PACKING包装
                                           None

CLAUSE 9: DOCUMENTS:

The invoice value shall be paid in US$ by T/T transfer to the Seller’s bank account as indicated by Seller’s instruction against presentation of the following documents to Buyer:
卖方按单据发票金额支付70% T/T买方银行賬戶，基於买方应提供单据：

1)
Signed Commercial Invoice based on USA loading certificate of quality and weight issued in 3 originals indicating the contract number, name of vessel, shipment date etc. The exact amount should be calculated according to the USA loading inspection result of the quantity at loading port. The amount of invoice will be based on USD100/DMT.

2)	Packing List in 3 originals and 3 copies indicating the contract number, containers numbers, package etc.

3)  Certificate of Origin in 1 original and 2 copies issued by CHAMBER OF COMMERCE AND
      INDUSTRY or chamber of commerce.

4)	Full set 3/3 of “Shipped on Board” Master Ocean Bills of Lading made out to order, blank endorsed marked “freight prepaid”, and notify the Buyer with full address, indicating the contract number.

CLAUSE 10: Final Settlement
1)
For the purpose of the final settlement, weighing and moisture determination shall be carried out for Buyer’s account at the port of discharge, in accordance with standard international practices, performed by SGS. The final weight shall be determined by discharge port, in conjunction with seller’s representatives using weight scale or draft survey, in seller’s option, and such weight shall be final and binding on both parties. Seller and/or producer have the right to be present at these operations by a surveyor or representative, acting in name and on behalf of seller and/or producer at its expense. The sample lot size shall be based on per container. Each lot shall form a separate and complete delivery for the purposes of settlement of weight and moisture content,

对于最终结算的目的，称重和买家进行水分测定应在卸货港，按照国际通行做法，由SGS进行。最终重量应当由卸货港秤重为准，结合与卖方的代表，用秤重调查结果显示，在卖方的选项，这样的重量应是终局的，对双方均有约束力。卖方及/或生产者有权出席在这些操作员或代表名称和代表卖方和/或生产商在其费用。每批应形成一个独立的和完整的交付为结算重量和水分含量的目的，

2)
At the time of discharge at discharging port, the independent inspection agency SGS shall determine the quality, and carry out sampling and analysis as per international standards. The sample lot size shall be based per container. Discharge Certificate of Quality issued by SGS shall form the basis for raising the Invoice upon the Buyer.

在卸货港卸货的时间，SGS中国的独立的检验机构应确定质量，并按照国际标准进行取样和分析。出具的质量合格证书由SGS中国应形成提供发票后為买方的基础。

The cost of such weighing, sampling and analysis shall be to the buyer expense. The Seller or seller’s representative shall have the right to be present at such sampling at Seller’s expense.
称重，取样和分析的成本应是买方的负责。卖方或卖方的代表有权出席抽样。

Representative samples shall be taken from each lot with the following distributions:
應採取有代表性的樣品，每批以下分佈：
1	Set for Buyer买方一份
1	Set for Seller卖方一份
1	Set to be kept by SGS in reserve for umpire purpose 1套保存在SGS儲備裁判目的
1	Set to be held by seller’s representatives in reserve for umpire purpose. 1套將持有儲備賣方的代表裁判的目的。

CLAUSE 11: FORCE MAJEURE

If either party shall be prevented from or delayed in the performance of any obligation of such party hereunder, by reason of any cause or causes beyond its control, including but not limited to abnormal weather conditions, an act of God, fire, breakdown of machinery or facilities, rioting, unavailability of operating materials or power, mine caving in, embargoes, strikes, or government acts or regulations including failure to obtain permits to export or import the Gold Ore in each case for reasons beyond the control of Seller or Buyer and from which that party cannot reasonably relieve itself, then that party shall be excused from performance during the continuance of the contingency and shall not be liable for any damages whatsoever on account thereof. To obtain relief under this Clause I, the party claiming relief must provide written notice to the other party within 15 (Fifteen) days of the date that party knows of the force majeure or as soon as reasonably possible. All reasonable commercial efforts to remove the cause or delay must be made. If any cause or delay under this Clause I continues for more than 60 (sixty) days, then either party may, with written notice pursuant to the Termination clause hereunder, terminate and cancel this Agreement, provided that any such election shall in no way affect the Buyer’s obligation to accept and pay for Gold Ore already shipped or delivered to Buyer or that was agreed to be delivered to Buyer at the time of receipt of the force majeure notice.

CLAUSE 12 – NOTICE

All notice given under this contract shall be given or confirmed in writing or via email, and shall be addressed to the parties at the addresses set forth below or at such other addresses as each party may from time to time notify the other.
Notice shall be served by email or facsimile and shall be deemed to be received upon actual receipt of the email or when well received by recipient's facsimile. Confirmation of notice shall be sent by airmail and email. A notice with respect to any change of address shall effective only when actually received.

CLAUSE 13 - ASSIGNMENT
Neither party may without the prior written consent of the other assign this contract or any of its right or obligations hereunder to any third party. Any such purported assignment shall be avoided.

CLAUSE 14 - ENTIRE CONTRACT: MODIFICATION
Any modifications of this contract shall not be made except by written agreement between the parties.

CLAUSE 15- GOVERNING LAW
This Agreement shall be interpreted under the laws of the State of California, United States. Any litigation under this agreement shall be resolved in the trial courts of Alameda County, State of California or the Northern District of California, whichever may be applicable.

CLAUSE 16: ARBITRATION
All disputes or differences whatsoever arising between two parties out of or relating to the construction, meaning and operation or effect of this contract or the breach thereof shall be settled amicably by friendly negotiation between the two parties.

If no settlement can be reached, the case in dispute shall be submitted for arbitration to the Hong Kong International Arbitration Centre whose result shall be taken as final and bind both parties. The cost of arbitration shall be borne by the losing party.

CLAUSE 17: VALIDATION AND ALTERATION
This Contract shall become effective when the duly authorized representatives of Seller and Buyer sign and seal thereon. Any change, modification in or addition to the terms and conditions of this Contract shall become effective when sign and seal by both Seller and Buyer in writing.

CLAUSE 18: MISCELLANY

1.
Continuing Validity. Any restructuring, including corporate reorganization, changes of shareholders and control, or other similar types of transaction relating to or affecting either party shall not affect the validity and enforceability of this Agreement and the rights and obligations of the parties hereunder.

2.
Authority. The undersigned parties hereby represent and warrant that he or she has been duly authorized by its corporate entity or principal to enter into this Agreement and to bind that corporate entity or principal to the terms hereof.

3.
Right to Adequate Assurance. Right to Adequate Assurance. The parties reserve the right to request adequate assurance of future performance of obligations arising from this Agreement if there are reasonable grounds for insecurity, or grounds for either party to believe that the other may breach the Agreement, or that the other may be unable to perform the terms as set forth in the Agreement. To exercise this right, the exercising party must request adequate assurance in writing and the other must be given at least 10 business days to respond, from the date that the request is sent.

4.
No Waiver or Cumulative Remedies. No failure or delay on the part of any undersigned party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

5.
Limitation of Liability and Disclaimer; General Indemnification. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, SELLER MAKES NO WARRANTY, EXPRESSED OR IMPLIED, WITH RESPECT TO THIS AGREEMENT, ITS REPRESENTATIONS, BUSINESS DEALINGS, THE PRODUCTS OR SERVICES RENDERED HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND BUYER ACCEPTS THE FRUITS OF THIS AGREEMENT “AS IS” AND “WHERE IS,” ASSUMING ALL RISKS. Buyer hereby agrees to indemnify and hold harmless Seller against loss or threatened loss or expense by reason of the liability or potential liability of Seller for or arising out of any claims for damages, including payment and compensation for reasonably-incurred attorney’s fees and other related professional fees.

6.	Inurement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

7.
Merger and Integration. This Agreement and the exhibits attached hereto contain the entire agreement of the parties with respect to the subject matter of this Agreement, and supersede all prior negotiations, agreements and understandings with respect thereto. This Agreement may only be amended by a written document duly executed by the undersigned parties.

8.

9.
Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

10.
Entire Agreement. This Agreement constitutes the entire agreement to date between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties hereto with respect to the subject matter of this Agreement.

11.
Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

12.
English Version Trumps. The English version of this contract shall trump. Any Chinese content provided herein is for general reference only. The English version and the English version exclusively shall be legally binding on the parties.

13.
Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires, references to "hereof," "herein," "hereby," "hereunder" and similar terms shall refer to this entire Agreement.

Seller	Buyer

Oro East Mining, Inc.	Fujian Province Meixinyao
Mining Development Co. Ltd.

/s/ Tian Q. Chen	/s/ Cai Guo Chen
___________________________	_______________________________
Authorized Signature	Authorized Signature

(Chop)	(Chop)